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June 2, 2021

Hyzon Motors Announces Order for up to 70 Hydrogen Trucks from Austrian Supermarket Chain

•	Hyzon Motors signs definitive agreement to supply up to 70 hydrogen fuel cell powered heavy trucks to a leading Austrian grocery store chain with ~300 locations

•	Hyzon expects to begin delivering trucks in 2021, with all trucks expected to be delivered over the course of three years

•	Hyzon and MPREIS have further partnered on a feasibility study for hydrogen fuel cell powered vehicles in alpine conditions

June 2, 2021, Rochester, NY and Groningen, Netherlands: Hyzon Motors Inc. (“Hyzon”), a leading global supplier of zero-emission hydrogen fuel cell powered commercial vehicles, today announced it has entered into a definitive agreement with JuVe Automotion GmbH (“JuVe”) for the sale of hydrogen fuel cell powered heavy duty trucks. JuVe is a spin-off of the Austrian grocer MPREIS’s hydrogen initiative, and will be supplying the trucks to MPREIS and other first movers in the hydrogen fuel cell space. This comes ahead of Hyzon’s public listing via a definitive business combination agreement with Decarbonization Plus Acquisition Corporation (NASDAQ: DCRB, DCRBW).

The initial delivery is planned for Q4 of 2021, with the remaining trucks to be delivered over the course of three years. The first batch of vehicles includes three different heavy-duty trucks, including tractor/puller and rigid chassis designs, and are built to support refrigeration units. The Hyzon trucks are expected to be assembled at Hyzon’s European facility in the Groningen area of the Netherlands, where orders have already been confirmed for deliveries of Hyzon-branded commercial vehicles to several countries around the world.

The partnership marks an important milestone, as MPREIS is doing its part to support the transition to a zero-emission society. In addition to installing electric vehicle charging stations in many of their almost 300 locations and establishing JuVe, MPREIS is currently building its own hydrogen production facility near Innsbruck, Austria, as well as its own network of hydrogen refuelling stations. Notably, MPREIS will use hydropower to produce green hydrogen, creating an ecosystem of completely renewable energy.

The companies have also signed a letter of intent to collaborate on the H2Alpin feasibility study. The study seeks to demonstrate that fuel cell electric vehicles are suitable for the demands of alpine mobility, including steep grades and extreme weather conditions. The findings, including ecological and life cycle analyses, are expected to inform future applications of hydrogen-powered passenger and commercial transport in the most challenging of environments. Hyzon successfully completed similar studies in Australia, demonstrating fuel cell electric vehicle suitability in extreme heat and in the presence of very challenging, ultra-fine dust.

Craig Knight, Hyzon CEO, said, “MPREIS has made an impressive commitment to the green hydrogen economy, and we are proud to partner with them in our shared goal of transitioning to a zero-emission reality. The MPREIS and Hyzon partnership is yet another proof point that demonstrates this transition can start today – the technology, the capital, and the momentum are ready.”

Julia Therese Mölk, Member of the Board of Directors, MPREIS, said, “MPREIS prioritizes sustainable products on the shelves of our stores, so ensuring that those products are transported in an environmentally-friendly manner is not only a logical extension, but central to our corporate initiatives. We are excited to take action on this initiative today by leveraging the technological advancements Hyzon provides.”

About MPREIS

Over 150,000 people trust the variety of products and prices from MPREIS every day. The modern grocer operates almost 300 aesthetic markets in Austria. With its roots in Tyrol, the conscientious family business always moves in the field of tension between tradition and innovation. This is reflected both in the range and in the architecture of the stores. It is important for MPREIS and the more than 6100 employees to meet the most varied of customer requirements with regional products and international trends.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act. All statements, other than statements of present or historical fact included in this press release, including those regarding Decarbonization Plus Acquisition Corporation’s (“DCRB”) proposed acquisition of the Company and DCRB’s ability to consummate the transaction and the Company’s agreements with MPREIS, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRB and the Company disclaim any duty to update any forward looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. DCRB and the Company caution you that these forward-looking.

statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRB or the Company, including risks and uncertainties described in the “Risk Factors” section of Exhibit 99.3 of DCRB’s Current Report on Form 8-K filed with the SEC on February 9, 2021, the “Risk Factors” section of DCRB’s preliminary proxy statement on Schedule 14A filed with the SEC on March 17, 2021, as amended on May 14, 2021, and other documents filed by DCRB from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements[, such as risks related to the ability to convert non-binding memoranda of understanding into binding orders or sales (including because of the current or prospective financial resources of the counterparties to Hyzon’s non-binding memoranda of understanding and letters of intent), or the ability to identify additional potential customers and convert them to paying customers. Hyzon gives no assurance that Hyzon will achieve its expectations.

Important Information for Investors and Stockholders

In connection with the proposed business combination, DCRB filed a proxy statement and other relevant documents with the SEC. Stockholders and other interested persons are urged to read the proxy statement and any other relevant documents filed with the SEC because they contain important information about DCRB, Hyzon and the proposed business combination. Stockholders may obtain a free copy of the proxy statement, as well as other filings containing information about DCRB, Hyzon and the proposed business combination, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

DCRB, Hyzon and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from DCRB’s stockholders in respect of the proposed business combination and the other matters set forth in the proxy statement. Information regarding DCRB’s directors and executive officers is available in DCRB’s Annual Report on Form 10-K for the annual period ended December 31, 2020 and under the heading “Information

About DCRB” in DCRB’s preliminary proxy statement related to the Proposed Business Combination filed with the SEC on March 17, 2021, as amended on May 14, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the proxy statement relating to the proposed business combination.

Hyzon Motors Contacts

For US, Europe and Asia Media: Brian Brooks

H+K Strategies

713-752-1901 brian.brooks@hkstrategies.com

For Australasian Media: Fraser Beattie Cannings Purple

+61 421 505 557 fbeattie@canningspurple.com.au

For Investors:

Caldwell Bailey ICR, Inc. HyzonMotorsIR@icrinc.com

***

Forward Looking Statements

The information in this filing includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this filing, regarding Decarbonization Plus Acquisition Corporation’s (“DCRB”) proposed acquisition of Hyzon Motors Inc. (“Hyzon”), DCRB’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this filing, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRB and Hyzon disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. DCRB and Hyzon caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRB or Hyzon. In addition, DCRB cautions you that the forward-looking statements are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the Business Combination Agreement and Plan of Organization, dated as of February 8, 2021, by and among DCRB, DCRB Merger Sub Inc., and Hyzon, any PIPE investor’s subscription agreement, and the other agreements related to the business combination (including catastrophic events, acts of terrorism, the outbreak of war, COVID-19 and other public health events), as well as management’s response to any of the foregoing; (ii) the outcome of any legal proceedings that may be instituted against DCRB, Hyzon, their affiliates or their respective directors and officers following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of DCRB, regulatory approvals, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts DCRB’s or Hyzon’s current plans and operations as a result of the announcement of the transactions; (v) Hyzon’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the pace and depth of hydrogen vehicle adoption generally, and the ability of Hyzon to accurately estimate supply and demand for its vehicles, and to grow and manage growth profitably following the business combination; (vi) risks relating to the uncertainty of the projected financial information with respect to Hyzon, including the conversion of pre-orders into binding orders; (vii) costs related to the business combination and the PIPE investment; (viii) changes in applicable laws or regulations, governmental incentives and fuel and energy prices; (ix) the possibility that Hyzon may be adversely affected by other economic, business, and/or competitive factors; (x) the amount of redemption requests by DCRB’s public stockholders; and (xi) such other factors affecting DCRB that are detailed from time to time in DCRB’s filings with the Securities and Exchange Commission (the “SEC”). Should one or more of the risks or uncertainties, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in DCRB’s proxy statement, which was initially filed with the SEC on March 17, 2021, and its periodic filings with the SEC, including its Annual Report on Form 10-K for annual period ended December 31, 2020. DCRB’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Information for Investors and Stockholders

In connection with the proposed business combination, DCRB initially filed a proxy statement with the SEC on March 17, 2021. Additionally, DCRB will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of DCRB are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they contain or will contain important information about the business combination and the parties to the business combination.

Participants in the Solicitation

DCRB and its directors and officers may be deemed participants in the solicitation of proxies of DCRB’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of DCRB’s executive officers and directors in the solicitation by reading DCRB’s Annual Report on Form 10-K for the annual period ended December 31, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination. Information concerning the interests of DCRB’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, is set forth in the proxy statement relating to the business combination.